Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the period ended October 28, 2006, of Collins & Aikman Floorcoverings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ralph H. Grogan
Ralph H. Grogan
Senior Vice President

December 12, 2006

/s/ Leonard F. Ferro
Leonard F. Ferro
Vice President, Secretary, Treasurer &
Chief Financial Officer

December 12, 2006